                            SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            AVANAIR PHARMACEUTICALS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             AVANIR PHARMACEUTICALS

                       9393 TOWNE CENTRE DRIVE, SUITE 200
                        SAN DIEGO, CALIFORNIA 92121-3016


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 23, 2000

        We will hold our annual meeting of shareholders at our offices located at 9393 Towne Centre Drive, Suite 200, San Diego, California 92121 on March 23, 2000, at 9:00 a.m. for the following purposes:

1. To elect two (2) directors to hold office until the annual meeting of shareholders in 2003.

2. To approve the 2000 stock option plan under which we will reserve for issuance a total of 2,300,000 shares of Class A Common Stock.

3. To approve an amendment to our articles of incorporation to conform them with our bylaws regarding the definition of a quorum for a meeting of our shareholders.

4. To ratify the selection of Deloitte & Touche LLP as our independent auditors for our fiscal year ending September 30, 2000.

5. To transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only shareholders of record at the close of business on January 24, 2000 will be entitled to notice of and to vote at the meeting or any adjournment of the meeting. We cordially invite each of our shareholders to be present and vote at the meeting in person.

                                             By Order of the Board of Directors,

                                                           /s/ Gregory P. Hanson
                                                                       Secretary
San Diego, California
January 31, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM. IF YOU PLAN TO ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH WE ASK THAT YOU SEND IN YOUR PROXY NOW.

                             AVANIR PHARMACEUTICALS

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 23, 2000

                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----
GENERAL INFORMATION .........................................       1

SHARES OUTSTANDING AND VOTING RIGHTS ........................       2

PROPOSAL ONE
   ELECTION OF DIRECTORS ....................................       2

PROPOSAL TWO
   APPROVAL OF THE 2000 STOCK OPTION PLAN ...................       9

PROPOSAL THREE
   APPROVAL OF AMENDMENT TO THE ARTICLES OF
      INCORPORATION .........................................      14
                                                                   ..

PROPOSAL FOUR
     RATIFICATION OF INDEPENDENT AUDITORS ...................      15

OTHER BUSINESS ..............................................      26

ATTACHMENT A - Text of Proposed 2000 Stock Option Plan ......      A-1

                             AVANIR PHARMACEUTICALS

                       9393 TOWNE CENTRE DRIVE, SUITE 200
                        SAN DIEGO, CALIFORNIA 92121-3016


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 23, 2000

                               GENERAL INFORMATION

        Your proxy in the enclosed form is solicited by our board of directors for use at our annual meeting of shareholders to be held on March 23, 2000 at 9:00 a.m. at our offices located at 9393 Towne Centre Drive, Suite 200, San Diego, California 92121 for the purposes described in the accompanying notice and at any adjournment or postponement of the meeting. We expect to mail this proxy statement and the accompanying form of proxy to our shareholders on or about January 31, 2000.

        The shares represented by any proxy in the enclosed form will be voted in accordance with the instructions given on the proxy if the proxy is properly executed and we receive it prior to the close of voting at the annual meeting or any adjournment or postponement of the meeting. Proxies that we receive on which no contrary instruction has been given will be voted:

        - FOR the election of directors to Class II, nominated by management to serve until the 2003 annual meeting;

        -       FOR the adoption of the 2000 stock option plan;

        - FOR the amendment to our articles of incorporation to conform them with our bylaws regarding the definition of a quorum for a meeting of shareholders;

        - FOR ratification of the selection of independent auditors for our fiscal year ending September 30, 2000; and

        - as recommended by our board of directors in its discretion, with regard to all other matters which may properly come before the meeting.

A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A shareholder may revoke a proxy by filing with our corporate secretary an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy is present at the meeting and votes in person. In order for any shareholder to nominate a candidate or to submit a proposal for other business for the meeting, he or she must provide our corporate secretary with not less than 60 days' advance written notice in the form required by our bylaws.

        We will provide copies of solicitation material to brokerage houses, fiduciaries and custodians holding shares in their names which are beneficially owned by others ("record holders") to forward to these beneficial owners. In addition, we may reimburse these persons for their cost of forwarding the solicitation material to these beneficial owners. We may supplement the original solicitation of proxies by mail by one or more of telephone, telegram, facsimile, or personal solicitation by our directors, officers or employees. We will not pay additional compensation for any of these services. In addition, we reserve the right to retain a proxy solicitation firm or other third parties to deliver solicitation material to record holders for distribution by them to their principals and to assist us in collecting or soliciting proxies from these holders. We do not expect that the costs of these services, exclusive of out-of-pocket costs, will exceed $10,000. Except as described above, we do not intend to solicit proxies other than by mail.


                      SHARES OUTSTANDING AND VOTING RIGHTS

        Only holders of shares of our Class A Common Stock and Class B Common Stock of record as of the close of business on January 24, 2000 are entitled to notice of and to vote at the annual meeting. On the record date, 47,336,814 shares of our Class A Common Stock and 440,000 shares of our Class B Common Stock were issued and outstanding. We currently have a dispute with Dr. David H. Katz, the former president and chief executive officer and a director of our company, concerning the status of 234,000 shares of our Class A Common Stock. See Footnote 18 to "Security Ownership of Certain Beneficial Owners and Management." Each share of our Class A Common Stock is entitled to one vote and each share of our Class B Common Stock is entitled to five votes on all matters to be voted upon at the annual meeting. The presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares will constitute a quorum for the transaction of business at the annual meeting and any continuation or adjournment of the meeting. Broker non-votes, or shares held by a broker or nominee that are represented at the annual meeting, but with respect to which the broker or nominee is not empowered to vote on a particular purpose, will be counted in determining whether a quorum is present at the annual meeting.

        Directors are elected by a plurality of votes of the shares present in person or represented by proxy at the annual meeting. Any shares not voted, whether by abstention, broker non-votes or otherwise, will not impact the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger portion of votes.

        The proposals to approve the 2000 stock option plan and to ratify the selection of the independent auditors must be approved by a majority of votes cast at the annual meeting. In determining whether these proposals have been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal.

        The proposal to amend our articles of incorporation must be approved by the vote of a majority of the outstanding shares. Any shares not voted, whether by abstention, broker non-votes or otherwise, will have the effect of votes against this proposal.

        Your execution of the enclosed proxy will not affect your right as a shareholder to attend the annual meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either:

          - a later-dated proxy;

          - a written revocation sent to and received by our corporate secretary prior to the meeting; or

          - attendance at the meeting and voting in person.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

        Our bylaws provide that our board of directors will be divided into three classes as nearly equal in number as reasonably possible with any overage allocated in the discretion of our board of directors. Our board of directors has fixed the current number of directors, which may vary between five and nine, at eight in accordance with our bylaws.

        Our shareholders will elect two of our eight directors at the annual meeting to serve as class II directors. Our board of directors has nominated Dr. Dennis J. Carlo and Mr. Edward J. Hennessy, Jr. to serve as our class II directors to hold office until the annual meeting of shareholders in 2003. Our three class III directors -- Messrs. George P. Rutland, chairman of our board of directors, Kenneth E. Olson and Joseph E. Smith -- are holding office until the annual meeting of shareholders in 2001. Our three class I directors -- Messrs. Michael W. George, James B. Glavin and Dr. Gerald J. Yakatan,. -- are holding office until the annual meeting of shareholders in 2002.

        Each class II director nominee elected at the annual meeting will hold office until the annual meeting of shareholders in 2003, and until his successor is elected and qualified, unless he resigns or his seat on the board of directors becomes vacant due to his death, removal or other cause in accordance with our bylaws. We do not know any reason why any of these nominees will be unable or unwilling to serve as directors. If any nominee is unable or unwilling to serve, then the proxies will be voted for the election of the other persons(s) for the office of director as we may recommend in the place of the nominee(s).

INFORMATION REGARDING OUR CLASS II DIRECTOR NOMINEES FOR THE THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING OF SHAREHOLDERS IN 2003:

        The following table sets forth the name, age, principal occupations for the persons indicated and other directorships of the current class II director nominees at the annual meeting.

                                            Principal Occupation for the                               Current
                                               Past Five Years and                    Director           Term
              Name                 Age         Other Directorships                      Since            Ends
              ----                 ---         -------------------                      -----            ----
Dennis J. Carlo, Ph.D..........    56    -   Serves as a co-founder and                 June             2000
                                             director of Immune Response                1998
                                             Corporation since 1987 and its
                                             president and chief executive
                                             officer since 1994.
                                         -   From 1987 to 1994, served as its
                                             chief scientific officer, chief
                                             operating officer and executive
                                             vice president.
                                         -   From 1982 to 1987, served as
                                             vice president of Research and
                                             Development and Therapeutic
                                             Manufacturing at Hybritech,
                                             Inc., a biotechnology company
                                             acquired in 1986 by Eli Lilly &
                                             Co.  Serves as a director of
                                             Vyrex Corporation.
                                         -   From 1971 to 1981, held various
                                             positions at Merck & Co., Inc.

Edward L. Hennessy, Jr.........    71    -   Retired.                                   June             2000
                                         -   From 1979 to 1991, served as chairman      1998
                                             and chief executive officer of
                                             Allied-Signal, Inc.
                                         -   Serves as a director of The
                                             Wackenhut Corporation.

        The two nominees for director that receive the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting, and entitled to be voted for them, will be elected as our directors. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not impact the election of our directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger portion of votes. Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the above listed director nominees.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED ABOVE.

INFORMATION REGARDING OUR CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE ANNUAL MEETING IN 2001:

                                            Principal Occupation for the                               Current
                                               Past Five Years and                    Director           Term
              Name                 Age         Other Directorships                      Since            Ends
              ----                 ---         -------------------                      -----            ----
Kenneth E. Olson...............    63    -   Served as chairman of the                  August           2001
                                             board of directors (July 1984              1988
                                             to June 1994) and chief executive
                                             officer (December 1990 to February
                                             1996 and March 1997 to June 1998)
                                             of Proxima Corporation, a supplier
                                             of display projection systems for
                                             professional desktop computers.
                                         -   Serves as a director of Digirad
                                             Corporation.

George P. Rutland..............    67    -   Since June 1998, serves as                 June             2001
                                             chairman of our board of                   1998
                                             directors.
                                         -   Since 1995, serves as
                                             chairman, chief executive officer
                                             and a director of Taipan
                                             Corporation, a management
                                             consulting and investing company.
                                         -   From 1988 until 1994, served
                                             as  chairman, president and
                                             chief executive officer of
                                             Northeast Federal Corp. and
                                             Northeast Savings Bank in
                                             Hartford, Connecticut.
                                         -   From 1993 to 1994, served as
                                             chairman and chief executive
                                             officer and a director of American
                                             Custody Corp.
                                         -   From 1982 to 1988, served as
                                             president and chief executive
                                             officer and a director of CalFed,
                                             Inc. and, from 1982 to 1988, vice
                                             chairman and a director of
                                             California Federal Bank.
                                         -   From 1975 to 1982, served as senior
                                             executive vice president of Crocker
                                             National Bank.
                                         -   From 1954 to 1975, served as senior
                                             vice president of Citibank.

Joseph E. Smith................    60    -   Retired.                                   June             2001
                                         -   From March 1989 to                         1998
                                             September 1997, served in
                                             various capacities at
                                             Warner-Lambert  (including
                                             president of Pharmaceuticals


                                             (Parke-Davis) and president of
                                             Shaving Products (Schick and
                                             Wilkinson Sword), retiring in
                                             September 1997 as corporate
                                             vice-president at
                                             Warner-Lambert, and a member
                                             of the Office of the Chairman
                                             and the firm's Management
                                             Committee).
                                         -   Serves as a director of Boren
                                             LePore, Inc., Vivus, Inc.,
                                             Roberts Pharmaceutical
                                             Corporation and Care Insin,
                                             Inc.

INFORMATION REGARDING OUR CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL THE ANNUAL MEETING IN 2002:

                                            Principal Occupation for the                               Current
                                               Past Five Years and                    Director           Term
              Name                 Age         Other Directorships                      Since            Ends
              ----                 ---         -------------------                      -----            ----
Michael W.George...............    51    -   Since August 1998, is a                    June             2002
                                             director at UroCor, Inc. and               1998
                                             since October 1999 as president and
                                             chief executive officer and from
                                             August 1998 to October 1999 as
                                             president and chief operating
                                             officer at UroCor, Inc.
                                         -   From August 1989 to August
                                             1998, served in positions at
                                             Dupont Merck as executive vice
                                             president, administration,
                                             member of the Operating Group
                                             and senior vice president,
                                             Cardiovasculars, and positions
                                             at Dupont (June 1997 to August
                                             1998), as president of
                                             International & Europe
                                             (January 1994 to December
                                             1996); president of North
                                             America (January 1992 to
                                             December 1993), vice president
                                             of Sales and Marketing
                                             (January 1991 to December
                                             1991) and director of
                                             Worldwide Marketing (August
                                             1989 to December 1990).
                                         -   Prior to August 1989, held
                                             positions as a product manager at
                                             Bristol-Myers Squibb and Sandoz
                                             Pharmaceuticals.

James B. Glavin                    64    -   Since May 1993, serves as                February           2002
                                             chairman of the board of                   1999
                                             directors

                                             of Immune Response Corporation.
                                         -   From April 1987 to September
                                             1997, served in positions at Immune
                                             Response Corporation. as chief
                                             executive officer (April 1987 to
                                             September 1994), president (October
                                             1987 to September 1994), and
                                             treasurer (April 1987 to May 1991).
                                             From September 1985 to May 1990,
                                             served as chairman of the board of
                                             directors of Smith Laboratories,
                                             Inc. ("Smith Labs"), a medical
                                             products company, and, from
                                             September 1985 to August 1989,
                                             served as acting president and
                                             chief executive officer of Smith
                                             Labs.
                                         -   Serves as a director of Inhale
                                             Therapeutic Systems, Inc. and
                                             the Meridian Fund.

Gerald J. Yakatan, Ph.D........    57    -   Since March 1998, serves as                April            2002
                                             our president and chief                    1992
                                             executive officer (CEO). From
                                             July 1995 to March 1998,
                                             served as our vice president
                                             of Drug Development of on a
                                             half-time basis.
                                         -   Serves as chairman of the board of
                                             directors of IriSys Research &
                                             Development, LLC, a company
                                             specializing in contract drug
                                             formulation services, founded by
                                             Dr. Yakatan in 1996.
                                         -   Serves as a director at the
                                             California Skin Research
                                             Institute and the Center for
                                             Neurological Science
                                         -   From 1990 to 1995, served as
                                             president and CEO of Tanabe
                                             Research Laboratories, USA, Inc.,
                                             an inflammation drug discovery
                                             research and development company.
                                         -   From 1987 to 1990, served as
                                             executive vice president for
                                             Research and Development and
                                             vice president of
                                             Pharmaceutical Development at
                                             Immunetech Pharmaceuticals
                                             (predecessor to Tanabe
                                             Research).

There are no family relationships among any of the directors and officers.

BOARD MEETINGS AND COMMITTEES

        During fiscal year 1999, our board of directors held nine regular meetings and twelve special meetings. Each director attended at least 75% of these meetings, which occurred on or after the initiation of his term as a director, except for Dr. Carlo who attended 67% of the meetings.

        During fiscal year 1999, our board of directors had an executive committee, an audit committee, a compensation committee and a nominating committee.

        Our executive committee has authority from our board of directors to act on any matter except:

        - the approval of any action that requires shareholder approval under California law;
        - the filling of vacancies on our board of directors or on any committee of our board of directors;
        -       the fixing of compensation for directors;
        -       the adoption, amendment or repeal of any bylaw;
        - the amendment or appeal of any resolution of our board of directors that, by its terms, is not amendable or repealable;
        - any distribution to shareholders except at a rate or within a price range determined by our board of directors;
        - the appointment of other committees of our board of directors or its members; or
        -       the termination of any officer.

Our executive committee currently consists of Mr. Rutland, as committee chairman, Dr. Yakatan, Dr. Carlo, and Messrs. Hennessy, and Smith. The executive committee held one meeting during fiscal year 1999.

        Our audit committee oversees our accounting and financial reporting policies and internal controls, reviews annual audit reports and management letters and makes recommendations to our board of directors regarding the appointment of independent auditors. Our audit committee currently consists of Mr. Olson, as committee chairman, and Messrs. Glavin and George. Our audit committee held two meetings during fiscal year 1999.

        Our compensation committee recommends to our board of directors the compensation of our directors and officers, oversees the administration of our stock option plans and performs other duties regarding compensation for employees and consultants as our board of directors may delegate from time to time. See also "Board Compensation Committee Report on Executive Compensation." Our compensation committee currently consists of Dr. Carlo, as committee chairman, and Messrs. Rutland and Smith. The compensation committee held one meeting in fiscal year 1999.

        Our nominating committee identifies and recommends to our board of directors candidates to fill vacancies on our board of directors due to resignation, term expiration or death. Our nominating committee currently consists of Mr. Rutland, as committee chairman, and Messrs. Glavin and Olson. Our nominating committee held one meeting in fiscal year 1999.

                                  PROPOSAL TWO
                     APPROVAL OF THE 2000 STOCK OPTION PLAN
                           (ITEM 2 ON THE PROXY CARD)

        On December 2, 1999, our board of directors approved the 2000 stock option plan and reserved for issuance an aggregate of 2,300,000 shares of our Class A Common Stock issuable under the plan. We are presenting the 2000 stock option plan to the shareholders for their approval at the annual meeting.


        The primary purpose of the 2000 stock option plan is to increase the number of shares of our Class A Common Stock available for issuance under all of our stock option plans to ensure that we can continue to grant stock options to employees, board members and consultants at levels determined appropriate by our board of directors and our compensation committee. Our board of directors believes that the number of options currently available for future option grants under our 1994 stock option plan and 1998 stock option plan are insufficient. As of December 21, 1999, our 1994 stock option plan had available for issuance only 48,857 options out of the 2,000,000 options authorized under this plan. In addition, as of December 21, 1999, our 1998 stock option plan had available for issuance only 11,760 options out of the 1,875,000 options authorized under this plan.


        The full text of the 2000 stock option plan, substantially in the form that will be in effect if approved by the shareholders, is set forth in Attachment A to this proxy statement. Our summary of the 2000 stock option plan is subject to, and qualified in its entirety by, the copy of the plan attached to this proxy statement.


PURPOSE

        The general purpose of the 2000 stock option plan, as with our 1994 and 1998 stock option plan, is to assist us in the recruitment, retention and motivation of employees, directors and independent contractors who are in a position to make contributions to our progress. The 2000 stock option plan offers a significant incentive to our employees, directors and independent contractors by enabling these individuals to acquire shares of our Class A Common Stock, which increases their proprietary interest in the growth and success of our company.


ADMINISTRATION

        The 2000 stock option plan is administered by the compensation committee of our board of directors. This committee is composed of at least two "non-employee directors," as this term is defined in Rule 16b-3, which is a board member who:

        -       is not currently an officer or employee of our company;
        - does not receive compensation, either directly or indirectly, from us for services rendered as a consultant or in any other non-director capacity except for an amount that does not exceed $60,000;
        - does not possess an interest in any other related party transactions exceeding $60,000; and
        - is not engaged in a business relationship for which disclosure would be required in accordance with Item 404(b) of Regulation S-K.

Subject to the limitations set forth in the 2000 stock option plan, the compensation committee has broad authority to determine:

        - the recipients of options grants (including initial grants to incoming directors);
        -       the option exercise term; and
        - the rate at which the options may be exercised (including acceleration of vesting).

If we do not appoint this committee, then our full board of directors is responsible for administering the 2000 stock option plan.

ELIGIBILITY AND SHARES SUBJECT TO THE 2000 STOCK OPTION PLAN

        The principal terms and conditions of the 2000 stock option plan are summarized below:

        - 2,300,000 shares of our Class A Common Stock have been reserved for issuance upon exercise of options.
        - This plan provides for the grant of both incentive stock options and non-qualified or nonstatutory stock options. Incentive stock options may be granted only to our employees, including directors who are also employees. Non-qualified stock options may be granted to our employees, including directors who are also employees, directors and independent contractors.
        - If any options granted expire, are canceled or otherwise terminate for any reason, without having been exercised in full, then the shares allocable to the unexercised portion of these options again become available for the 2000 stock option plan.
        -       The maximum term of each option granted is 10 years.
        - Stock options that are granted must be exercised by the optionee prior to the earlier of the expiration date of the option or within 90 days after termination of the optionee's employment, except that the period may be extended on specified events, including death and termination due to disability.
        - The exercise price of shares of our Class A Common Stock subject to options under the 2000 stock option plan must not be less than the fair market value of our Class A Common Stock on the date of grant to qualify as an incentive stock option. With respect to an employee who owns more than ten percent of the total combined voting power of all classes of our capital stock, the exercise price of any option granted must not be less than 110% of the fair market value of our Class A Common Stock on the date of grant. The exercise price for a nonstatutory option must be not be less than 85% of the fair market value of our Class A Common Stock on the date of the grant.
        - During an optionee's lifetime, the options will be exercisable only by the optionee and will not be transferable. In the event of death, the optionee's options will not be transferable other than by will or by the laws of descent and distribution.

        In addition to cash payments, the 2000 stock option plan authorizes the compensation committee to permit an optionee to pay the exercise price of an option:

        - by delivery of shares of our Class A Common Stock or irrevocable instructions to a securities broker approved by us to sell the optionee's shares and deliver all or a part of the sale proceeds to us in payment of all or part of the exercise price and any withholding taxes; or
        - by delivery of irrevocable instructions to pledge the optionee's shares to a securities broker or lender approved by us as security for a loan, and to deliver all or part of the loan proceeds to us in payment of all or part of the exercise price and any withholding taxes. These shares shall be valued at their fair market value on the date when the new shares are purchased under the 2000 stock option plan.

        Based upon the closing price of $2.03125 for our Class A Common Stock on the OTC Bulletin Board on January 13, 2000, the maximum aggregate value of the underlying securities to be issued under the 2000 stock option plan is $4,672,000. The actual value of the securities to be issued will be determined by the fair market value of the underlying securities on the date(s) the securities are issued. To date, we have granted 300,000 options under the 2000 stock option plan, which remains subject to shareholder approval at the annual meeting.

DURATION, AMENDMENT AND TERMINATION

        Our board of directors may amend, suspend or terminate the 2000 stock option plan at any time, except that any amendment, suspension or termination will not affect any previous option grants. Our shareholders must approve, however, any amendment of the 2000 stock option plan that:

        -       increases the number of shares available for issuance;
        - materially changes the class of persons who are eligible for the grant of incentive stock options; or
        - if required by the rules under the Securities Exchange Act of 1934, would materially increase the benefits accruing to participants under the 2000 stock option plan or would materially modify the eligibility requirements for participation in the 2000 stock option plan.

We do not need to receive shareholder approval for any other amendment of the 2000 stock option plan. Unless terminated by our board of directors, the 2000 stock option plan will terminate on December 2, 2009, and we may not grant options or sell stock under the 2000 stock option plan following the termination date.


EFFECT OF CORPORATE EVENTS

        Immediately prior to the occurrence of any of the following transactions, the exercisability or vesting of the options issued under the 2000 stock option plan will accelerate automatically:

        -       a merger or acquisition where we are not the surviving entity;
        - a sale, transfer or other disposition of all or substantially all of our assets; or
        - any reorganization or business combination where 50% or more of our outstanding voting stock is transferred to different holders.

However, the exercisability or vesting of an outstanding option under the 2000 stock option plan will not accelerate if:

        - its acceleration is subject to other applicable limitations imposed by the compensation committee at the time of the grant; or
        - in connection with the transaction triggering the acceleration, the option either is assumed by the successor corporation or its parent company or is replaced with a comparable option to purchase shares of the capital stock of the successor corporation or its parent company. Our compensation committee will make this final, binding and conclusive determination.

        The exercisability of incentive stock options, if accelerated, will still remain subject to a maximum dollar limitation of $100,000 imposed on the exercise of stock options under the 2000 stock option plan. Except as otherwise provided in the 2000 stock option plan, all outstanding stock options will, if not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding upon the occurrence of an acceleration event described in the preceding paragraph.

FEDERAL INCOME TAX INFORMATION

        Incentive Stock Options. Incentive stock options under the 2000 stock option plan are intended to be eligible for the federal income tax treatment accorded to "incentive stock options." There are generally no federal income tax consequences to the optionee or us by reason of the grant or exercise of an incentive stock option other than a disqualifying disposition as described below. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

        If an optionee holds stock acquired through the exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, then any gain or loss on a disposition of the stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods, at the time of disposition, then the optionee will realize taxable ordinary income equal to the lesser of:

        - the excess of the stock's fair market value on the date of exercise over the exercise price; or
        -       the optionee's actual gain, if any, on the purchase and sale.

        The optionee's additional gain, or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, we generally will be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Non-Qualified Stock Options. There generally are no tax consequences to the optionee or us by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will recognize taxable ordinary income equal to the difference between the stock's fair market value on the date of exercise and the option exercise price. With respect to employees, we are required to withhold taxes in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of any withholding obligation, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for this stock plus any amount recognized as ordinary income upon exercise of the option. This gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to repurchase options or who are subject to
Section 16(b) of the Securities Exchange Act of 1934.

        Potential Limitation on Company Deductions. We may be denied a deduction if we compensate a covered employee by more than $1,000,000 in a taxable year under Section 162(m) of the Internal Revenue Code. This deduction limitation, however, does not apply to compensation that qualifies as "performance-based compensation." Compensation attributable to stock options will qualify as performance-based compensation if:

        - the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period;
        -       the per-employee limitation is approved by the shareholders;
        - the option is granted by a compensation committee comprised solely of "outside directors;" and
        - the exercise price of the option is no less than the fair market value of the stock on the date of grant.

In addition, compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and is granted or is exercisable only upon the achievement of an objective performance goal established by the compensation committee while the outcome is substantially uncertain and approved by the shareholders.

        The 2000 stock option plan provides for, but does not require, the administration of the plan in a manner that satisfies the above conditions. Accordingly, we may not be able to claim a tax deduction for exercises of non-qualified stock options or disqualifying dispositions of incentive stock options by any of our top five (5) highest paid executives to the extent that the income from these exercises or dispositions, combined with their other taxable compensation for the year, exceeds $1 million. Our board of directors will evaluate whether compliance will materially benefit our company.

        The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the 2000 stock option plan. Tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 2000 stock option plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or instead of United States federal income taxes.

EXEMPTION FROM SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16 of the Securities Exchange Act of 1934 establishes insider liability for profits realized from any "short-swing" trading transaction - a "purchase and sale" or "sale and purchase" within less than six months. Grants of options are generally viewed as purchases of the underlying securities for purposes of Section 16. Rule 16b-3 under the Securities Exchange Act of 1934 provides that transactions by officers and directors in accordance with an employee stock option plan, such as option grants, are exempt from Section 16 liability if the plan meets various requirements. In general, these transactions are exempt from the insider liability rules if:

        - approved by the board of directors or a committee of the board that is composed solely of two or more non-employee directors;
        - approved by the affirmative votes of the holders of a majority of our outstanding shares present and entitled to vote at a duly held shareholder meeting; or
        - our shares are held by the officer or director for a period of at least six months following the date of acquisition, provided that this condition will be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

The 2000 stock option plan is structured to comply with the above exemption requirements of Rule 16b-3 under the Securities Exchange Act of 1934.

VOTE REQUIRED

        The affirmative vote by the holders of a majority of our outstanding shares present in person or represented by proxy at the meeting and voted is required for approval of the 2000 stock option plan. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 STOCK OPTION PLAN.

                                 PROPOSAL THREE
                   APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF
      INCORPORATION TO CONFORM WITH OUR BYLAWS REGARDING THE DEFINITION OF
                     A QUORUM FOR A MEETING OF SHAREHOLDERS
                           (ITEM 3 ON THE PROXY CARD)


        On December 2, 1999, our board of directors approved an amendment to our articles of incorporation to incorporate the definition of a quorum that is set forth in our bylaws. Our bylaws provide that the presence of shareholders representing 33 1/3% of our voting shares at a shareholder meeting will constitute a quorum. California corporate law requires that our articles of incorporation specifically state whether we have established a minimum quorum requirement of 33 1/3% to establish a quorum of less than 50%. Accordingly, we propose the addition of the following Article 6 to our articles of incorporation:

                "6. The presence in person or by proxy of persons entitled to vote a majority of the voting shares of the Corporation at any meeting, but not less than 33 1/3 percent of all voting shares of the Corporation, shall constitute a quorum for the transaction of business. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, not withstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum."

Our board of directors believes that we should amend our articles of incorporation to establish a minimum quorum requirement of 33 1/3% to maintain consistency between the quorum requirements in our articles of incorporation and bylaws and to allow the bylaw to be effective at shareholder meetings by complying with California corporate law.

VOTE REQUIRED

        The affirmative vote by the holders of a majority of our outstanding shares is required for the approval of the amendment to our articles of incorporation. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                                  PROPOSAL FOUR
                      RATIFICATION OF INDEPENDENT AUDITORS
                           (ITEM 4 ON THE PROXY CARD)

        Our board of directors has selected Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2000, and has further directed that we submit the selection of independent auditors for ratification by our shareholders at the annual meeting. Deloitte & Touche LLP has audited our financial statements annually since our inception. Its representatives are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        We are not required to solicit shareholder ratification for the selection of Deloitte & Touche LLP as our independent auditors. Our board of directors is submitting the selection of Deloitte & Touche LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, then our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, our board of directors may direct the appointment of a different independent accounting firm at any time during the year if our board determines that the change would be in the best interests of our company and our shareholders.

VOTE REQUIRED

        The affirmative vote by the holders of a majority of our outstanding shares present in person or represented by proxy at the meeting and voted is required for the ratification of Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2000. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


        The following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Securities Exchange Act of 1934 of our voting shares of our Class A Common Stock and Class B Common Stock as of December 21, 1999 by: (i) each of our directors, director nominees and named executive officers; (ii) all of our current executive officers and directors as a group; and (iii) each person or "group" of persons (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934) known by us to own beneficially 5% or more of the outstanding shares or voting power of our voting securities. The table is based upon information supplied by directors, officers and principal shareholders. Unless otherwise indicated, each of the listed persons has sole voting and sole investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

                                                                    Amount and
                               Name and Address of                  Nature of
                                   Beneficial                       Beneficial    Percent of
 Title of Class           Owner or Identity of Group(1)            Ownership(2)     Class(2)
 --------------           -----------------------------            ------------     --------
Class A Common Stock        Gerald J. Yakatan, Ph.D.(3)               487,158         1.0%
Class B Common Stock                                                       --         -0-

Class A Common Stock        George P. Rutland(4)                      326,668           *
Class B Common Stock                                                       --         -0-

Class A Common Stock        Dennis J. Carlo, Ph.D. (5)                 74,168           *
Class B Common Stock                                                       --         -0-

Class A Common Stock        Michael W. George (6)                      76,168           *
Class B Common Stock                                                       --         -0-

Class A Common Stock        James B. Glavin(7)                         63,334           *
Class B Common Stock                                                       --         -0-

Class A Common Stock        Edward L. Hennessy, Jr.(8)                124,168           *
Class B Common Stock                                                       --         -0-

Class A Common Stock        Kenneth E. Olson(9)(10)                   286,735           *
Class B Common Stock                                                   16,000         3.6%

Class A Common Stock        Joseph E. Smith (11)                       74,168           *
Class B Common Stock                                                       --         -0-

Class A Common Stock        James E. Berg(12)                         202,099           *
Class B Common Stock                                                       --         -0-

Class A Common Stock        J. David Hansen (13)                      122,743           *
Class B Common Stock                                                       --         -0-

Class A Common Stock        Gregory P. Hanson (14)                    128,212           *
Class B Common Stock                                                       --         -0-

Class A Common Stock        All officers and directors as           1,965,621         4.1%
Class B Common Stock        a group (eleven persons)(15)(16)           16,000         3.6%

                                                                    Amount and
                               Name and Address of                  Nature of
                                   Beneficial                       Beneficial    Percent of
 Title of Class           Owner or Identity of Group(1)            Ownership(2)     Class(2)
 --------------           -----------------------------            ------------     --------
                            David H. Katz, M.D. (17)(18)            3,366,193        7.0%
Class A Common Stock
Class B Common Stock                                                  375,000       85.2%

--------

"*"     represents less than one percent.

(1) The address for all persons shown, except Dr. Katz, is c/o AVANIR Pharmaceuticals, 9393 Towne Centre Drive, Suite 200, San Diego, California 92121. The address for Dr. Katz is 1775 La Jolla Rancho Road, La Jolla, California 92037.

(2) Based upon 46,060,314 shares of Class A Common Stock and 440,000 shares of Class B Common Stock outstanding as of December 21, 1999. The percentage ownership and voting power for each shareholder (or all directors and executive officers as a group), is calculated by assuming the exercise or conversion of all warrants, options and convertible securities exercisable or convertible within 60 days of December 21, 1999 held by a shareholder and the nonexercise and nonconversion of all other outstanding warrants, options and convertible securities. Each share of Class A Common Stock entitles the holder to one vote per share on matters to be voted on by shareholders, while each share of Class B Common Stock entitles the holder to five votes per share on matters to be voted on by shareholders.

(3) Includes 37,500 shares of Class A Common Stock and options to purchase 449,658 shares of Class A Common Stock. Does not include options to purchase 650,342 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(4) Includes 222,500 shares of Class A Common Stock and options to purchase 104,168 shares of Class A Common Stock. Does not include options to purchase 50,832 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(5) Includes options to purchase 74,168 shares of Class A Common Stock. Does not include options to purchase 50,832 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(6) Includes 2,000 shares of Class A Common Stock and options to purchase 74,168 shares of Class A Common Stock. Does not include options to purchase 50,832 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(7) Includes options to purchase 63,334 shares of Class A Common Stock. Does not include options to purchase 51,666 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(8) Includes 50,000 shares of Class A Common Stock and options to purchase 74,168 shares of Class A Common Stock. Does not include options to purchase 50,832 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(9) Includes 36,400 shares of Class A Common Stock and options to purchase 250,335 shares of Class A Common Stock. Does not include options to purchase 46,665 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(10)    Includes 16,000 shares of Class B Common Stock.

(11) Includes options to purchase 74,168 shares of Class A Common Stock. Does not include options to purchase 50,832 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(12) Includes options to purchase 202,099 shares of Class A Common Stock. Does not include options to purchase 161,901 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(13) Includes 5,000 shares of Class A Common Stock and options to purchase 117,743 shares of Class A Common Stock. Does not include options to purchase 202,257 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(14) Includes 6,000 shares of Class A Common Stock and options to purchase 122,212 shares of Class A Common Stock. Does not include options to purchase 197,788 shares of Class A Common Stock which are not exercisable within 60 days of December 21, 1999.

(15) Includes 359,400 shares of Class A Common Stock, options to purchase 1,606,221 shares of Class A Common Stock. Does not include 1,564,779 options to purchase Class A Common Stock not exercisable within 60 days of December 21, 1999.

(16)    Includes 16,000 shares of Class B Common Stock.

(17) Includes 1,121,003 shares of Class A Common Stock held by Dr. Katz and 2,000 shares held by his wife, options to purchase 1,827,000 shares of Class A Common Stock and 386,190 shares of Class A Common Stock issuable upon the exercise of Class D Warrants and options to purchase 30,000 shares of Class A Common Stock held by his wife.

        The Amendment No. 2 to Schedule 13D dated September 3, 1998 filed by Dr. Katz with the SEC reports that Dr. Katz owns 234,000 shares of Class A Common Stock that he obtained as part of a settlement agreement between Dr. Katz and several third parties. Dr. Katz has taken the position that these shares should be reinstated to their prior status as shares of our Class B Common Stock. We disagree with Dr. Katz' claim that these shares should be reclassified as shares of our Class B Common Stock based on our interpretation of our articles of incorporation. Dr Katz is seeking a judicial determination that these shares should be reinstated as shares of Class B Common Stock. If Dr. Katz obtains a determination in his favor in advance of the annual meeting, then we intend to provide to Dr. Katz the voting rights that he would have enjoyed had he held these shares of our Class B Common Stock on the record date of the annual meeting. The effect of such a determination could increase Dr. Katz's voting rights by as much as 936,000 votes and his beneficial ownership to as high as 12.2%.

 (18)   Includes 375,000 shares of Class B Common Stock.



COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

        To our knowledge, based solely on review of the copies of the reports furnished to us and written representation that no other reports were required, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent shareholders were complied with in fiscal year 1999.

                             EXECUTIVE COMPENSATION

NON-EMPLOYEE DIRECTORS

        Outside directors who are not otherwise employed by us, other than Mr. Rutland, are paid a retainer of $500 per month. Mr. Rutland, our chairman of the board, receives a monthly retainer of $2,500. In addition, all outside directors receive $1,500 for attendance at each regular meeting of our board of directors, and $250 for attendance at each annual meeting of directors and meetings of committees of the directors. Committee chairpersons for all committees receive $500 for attendance at the meeting. Instead of payment of cash fees in the second half of the 1999 calendar year, we awarded Mr. Rutland stock options to purchase 30,000 shares of Class A Common Stock at an exercise price of $0.7813 per share for attendance at all meetings from June 30, 1999 to the end of the calendar year. Mr. Rutland's options were valued at $20,750 at the time of issuance. Each of the other non-employee directors were awarded options to purchase 15,000 shares of Class A Common Stock at an exercise price of $0.7813 per share for attendance at all meetings from June 30, 1999 to the end of the calendar year. These options were valued at an average of approximately $9,800 per non-employee director at the time of issuance.

        In March 1994, our shareholders approved our 1994 stock option plan. Our 1994 stock option plan provides that non-employee directors are automatically granted options to purchase 10,000 shares of our Class A Common Stock on the date of our annual meeting each year. The options granted at that time have an exercise price equal to the fair market value of our Class A Common Stock on the date of grant, vest ratably over three years and have a term of ten years. Unless sooner terminated by our board of directors, our 1994 stock option plan expires on January 14, 2004. Our board of directors may amend, suspend, modify or terminate our 1994 stock option plan, but may not without the prior written approval of our shareholders make any amendment which:

- materially increases the number of shares available for issuance under our 1994 stock option plan (except as expressly permitted);

- materially changes the class of persons who are eligible for the grant of incentive stock options; or

- if required by Rule 16b-3 (or any successor) under the Securities Exchange Act of 1934, would materially increase the benefits accruing to participants under our 1994 stock option plan or would materially modify the requirements as to eligibility for participation in our 1994 stock option plan.

        On February 19, 1999, Dr. Carlo and Messrs. Rutland, George, Glavin, Hennessy, Olson and Smith each received stock options to purchase 10,000 shares of our Class A Common Stock at an exercise price of $0.72 per share in accordance with our 1994 stock option plan.

        On December 2, 1999, our board of directors adopted the 2000 stock option plan, which our shareholders will consider for approval as part of this proxy. See Proposal Two.

COMPENSATION OF EXECUTIVE OFFICERS

        In March 1998, we entered into an employment agreement with Dr. Yakatan and retention agreements with other executive officers, which we describe below in more detail under "Employment Contracts and Retention Agreements."

        The following executive compensation information reflects all compensation awarded to, earned by or paid to our named executive officers for the fiscal years ended September 30, 1999, 1998 and 1997. The named executive officers are our chief executive officer, regardless of compensation level, and our other executive officers who received in excess of $100,000 in total annual salary and bonus for fiscal year 1999.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION
                                                                           ------------------------
                                ANNUAL COMPENSATION                                   AWARDS          PAYOUTS
                       --------------------------------------------------- -------------------------  -------
                                                                                          SECURITIES
                                                                 OTHER       RESTRICTED   UNDERLYING
                                                                 ANNUAL        STOCK       OPTIONS/     LTIP    ALL OTHER
     NAME AND                        SALARY             BONUS COMPENSATION     AWARDS      SAR'S(#)    PAYOUTS COMPENSATION
PRINCIPAL POSITION      YEAR         ($) (2)             ($)      ($)            ($)          (3)        ($)       ($)
--------------------    ----         -------            ----- ------------   ----------   ----------   ------- ------------
Gerald J. Yakatan(1)    1999         300,000              --       --             --        300,000       --       --
  President and         1998         222,461              --       --             --        300,000       --       --
  Chief ent and         1997         111,693              --       --             --         15,000       --       --
  Chief Executive
  Officer


James E. Berg           1999         125,000              --       --             --        150,000       --       --
  Vice President of     1998         117,673              --       --             --         25,000       --       --
  Clinical Affairs      1997         110,792              --       --             --         25,000       --       --
  and  Product
  Development


J. David Hansen(4)      1999         165,000              --       --             --        150,000       --       --
  Vice President        1998           3,173              --       --             --             --       --       --
  of Sales and          1997              --              --       --             --             --       --       --
  Marketing


Gregory P Hanson(5)     1999         110,000              --       --             --        150,000       --       --
  Vice President        1998          16,920              --       --             --             --       --       --
  and Chief             1997              --              --       --             --             --       --       --
  Financial Officer

Timothy R Russell(6)    1999         108,440              --       --             --        150,000       --       --
  Former Vice           1998         180,116              --       --             --         10,000       --       --
  President of          1997         177,031              --       --             --         15,000       --       --
  Business Development
  and Licensing



(1) Dr. Yakatan's salary for 1997 and until March 1998 was based on allocating 50% of his time to our company and 50% of his time to other endeavors while he was employed as our Vice President of Drug Development. Commencing with his employment as President and Chief Executive Officer on March 4, 1998, Dr. Yakatan's salary was raised to $300,000 for full-time service.

(2) Amounts shown include compensation earned and received by our named executive officers. No amounts were earned but deferred at the election of those officers.

(3)    We have not made any grants of SAR's.

(4) Mr. Hansen was hired as Vice President, Sales and Marketing on September 14, 1998.

(5) Mr. Hanson was hired as Vice President, Finance and Chief Financial Officer on July 27, 1998.

(6) Mr. Russell served as Vice President, Business Development and Licensing until April 2, 1999.

                               STOCK OPTION GRANTS

The following table shows all individual grants of stock options to our named executive officers during fiscal year 1999.

                                              PERCENT OF
                                                TOTAL                                  POTENTIAL REALIZABLE
                                               OPTIONS/                                  VALUE AT ASSUMED
                                                 SARS       EXERCISE                     ANNUAL RATES OF
                                              GRANTED TO     OR BASE                     APPRECIATION FOR
                           OPTIONS/SARS      EMPLOYEES IN     PRICE    EXPIRATION         OPTION TERMS(3)
NAME                       GRANTED(#)(1)      FISCAL YEAR   ($/SH)(2)     DATE           5%             10%
----                       -------------     ------------   ---------  ----------     --------       --------
Gerald J. Yakatan             300,000             28%       $   0.72    2/19/09       $135,841       $344,248
James E. Berg                 150,000             14%       $   0.72    2/19/09       $ 67,921       $172,124
J. David Hansen               150,000             14%       $   0.72    2/19/09       $ 67,921       $172,124
Gregory P. Hanson             150,000             14%       $   0.72    2/19/09       $ 67,921       $172,124
Timothy R. Russell (4)        150,000             14%       $   0.72    2/19/09       $ 67,921       $172,124

-----------
(1) These options vest over three years, with one-third vesting on the date of grant, and the remaining two-thirds begin vesting at the beginning of the second year and vest during the next two years on a daily basis. Vesting may be accelerated and the options may be repriced at the discretion of our board of directors. In the event of a specified corporate transaction such as a dissolution, merger or other reorganization of our company in which more than 50% of our stock is exchanged, vesting on these options will accelerate unless the surviving corporation assumes the outstanding options, substitutes similar rights for outstanding options, or the options will continue.
(2)    Market price on date of grant.
(3) The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term at this appreciated stock price.
(4) Mr. Russell served as Vice President, Business Development and Licensing from September 18, 1992 to April 2, 1999. Of the 150,000 options noted above, 50,000 options had vested as of the date of his departure from our company.

OPTION EXERCISES IN FISCAL YEAR 1999

Set forth below is information with respect to exercises of stock options by our named executive officers during fiscal year 1999 and the fiscal year-end value of all unexercised stock options held by these persons.

        AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999 AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF OPTIONS            VALUE OF IN-THE-MONEY
                         SHARES                            HELD AT FISCAL                    OPTIONS
                      ACQUIRED ON      VALUE                 YEAR-END(#)              AT FISCAL YEAR-END($)(1)
       NAME           EXERCISE(#)   REALIZED($)      EXERCISABLE  UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
       ----           -----------   -----------    -------------  -------------     -----------    -------------
 Gerald J. Yakatan       --             --             387,715       352,285             --             --
 James E. Berg           --             --             171,554       117,446             --             --
 J. David Hansen         --             --              84,793       165,207             --             --
 Gregory P. Hanson       --             --              89,262       160,738             --             --
 Timothy R. Russell      --             --             255,239            --             --             --

------------
(1) Based upon the closing bid price of our Common Stock of $0.28125 quoted on the OTC Bulletin Board on September 30, 1999.

EMPLOYMENT CONTRACTS AND RETENTION AGREEMENTS

        Dr. Yakatan's Employment Agreement. In March 1998, we entered into an employment agreement with Dr. Gerald J. Yakatan, our president and chief executive officer. Dr. Yakatan's employment agreement provides that Dr. Yakatan's employment with us is "at-will." Subject to the discretion of our board of directors, Dr. Yakatan's annual base salary is $300,000, and he is eligible for a discretionary incentive bonus. Dr. Yakatan also received, as part of signing his employment agreement, a grant of 300,000 stock options under our 1994 stock option plan, at an exercise price equal to $1.8125 (the fair market value of our Class A Common Stock on the date of the grant), of which 103,389 consisted of non-qualified stock options and 196,611 consisted of incentive stock options. Stock options exercisable into 100,000 shares of Class A Common Stock vested immediately, with the remainder of the stock options vesting in four equal annual increments of 50,000 per year on the anniversary date of Dr. Yakatan's employment, commencing on March 4, 1999.

        In the event of a "change of control termination" in the first three years of Dr. Yakatan's employment, or in the event Dr. Yakatan is otherwise terminated without cause as defined in the agreement, Dr. Yakatan is eligible for severance in an amount equal to 12 months of base salary paid over a 12-month period in exchange for his execution of a release of all claims effective as of the termination date. In the event of a termination without cause of the employment relationship or in the event of a "change of control termination" that occurs after the first year of employment, vesting of the unvested options described above will be accelerated to include options that would otherwise have vested had Dr. Yakatan remained an employee for an additional 12 months. In the event of any other termination of Dr. Yakatan's employment, Dr. Yakatan's vested options will be exercisable in all respects in accordance with the terms of our 1994 and 1998 stock option plans.

        Employee Retention Agreement. In February 1999, we entered into retention agreements with a number of our vice presidents and director level employees, including Messrs. Berg, Hansen, Hanson and Russell. Mr. Russell subsequently resigned from our company on April 2, 1999. Under these agreements, if an employee is terminated within one year from entering into the employment agreement because of a "change of control termination," then the employee is eligible for severance in an amount equal to twelve months of base salary, plus the cost of health insurance, paid over a 12-month period in exchange for his execution of a release of all claims to be effective as of the termination date.

        Definition of a "Change of Control Termination". For purposes of both Dr. Yakatan's employment agreement and the retention agreements, a "change of control termination" of the employment relationship occurs where the employee is:

-      terminated without "Cause" or

- "resigns for good reason," within twelve (12) months following one of the following events relating to the following change of control events:

       - an entity beneficially owns shares representing 50% or more of our combined voting power then outstanding that are entitled to vote in the election of our directors;

       - if incumbent directors, new directors that were elected or nominated by our incumbent directors or directors elected or nominated by a majority of our incumbent directors and new directors cease to constitute a majority of our board of directors

       - if we are involved in a reorganization, merger, consolidation or other corporate transaction where our shareholders immediately before the transaction do not own more than fifty percent (50%) of our combined voting power or other corporation resulting from the transaction immediately after the transaction; or

       - all or substantially all of our assets are sold, liquidated or distributed.

An employee may "resign for good reason" upon:

       - a meaningful and detrimental alteration in the employee's position or the nature or status of the employee's responsibilities and reporting relationship from those in effect upon execution of the employment agreement;

       - the assignment to the employee of any duties inconsistent with his status as one of our executive officers;

       - our reduction in the employee's base salary by more than five percent (5%), unless the base salaries of our other executive officers also are accordingly reduced;

       - our relocation of the employee or our principal executive offices to a location outside San Diego County, if the employee's principal office is in San Diego County, without reimbursement of relocation costs; or

       - any other conduct which satisfies the requirements for "constructive termination" as that term is defined under California law.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        Letter of Intent with IriSys Research and Development, LLC. On February 5, 1999, we signed a letter of intent with IriSys Research and Development, LLC, a company specializing in contract drug formulation services, to license the world-wide rights to a product intended for use in a condition associated with neurodegenerative diseases, chronic cough and neuropathic pain. Dr. Yakatan, our president, chief executive officer and a director, founded and serves as the chairman of IriSys Research and Development, LLC.

        Loan by the Certain Members of our Board of Directors. On October 21, 1999, several members of our board of directors participated in loaning a total of $75,000 to us for use as working capital, which was at a time when other financing alternatives were not attractive to us. These loans accrued interest at the prime rate as reported in the Wall Street Journal and were due upon the earlier of the date that we raise an aggregate of $2 million in financing or 90 days. We paid back these loans plus interest on January 19, 2000, which was 90 days after the loans were made.

                          BOARD COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        The compensation committee recommends to our board of directors compensation for our directors and officers and oversees the administration of our employee stock option plans. All decisions of the compensation committee relating to compensation of our executive officers are reviewed and approved by our entire board of directors.

COMPENSATION POLICY

        Our executive compensation policy is designed to establish an appropriate relationship between executive pay and our annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The compensation committee attempts to achieve these goals by integrating on an individualized basis competitive annual base salaries with stock options through our stock option plans and otherwise. The compensation committee believes that cash compensation in the form of salary and bonus provides our executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of our shareholders with respect to our long term performance and success. The compensation committee generally takes into consideration a variety of subjective and objective factors in determining the compensation package for our executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and our company as a whole. In making its determinations, the compensation committee attempts to address the unique challenges which are present in the biotechnology industry in which we compete against a number of public and private companies with respect to attracting and retaining executives and other key employees.

        The compensation committee has relied heavily on the equity/option position of executives as an important mechanism to retain and motivate executives and key employees while at the same time aligning the interests of the executives with the interests of our shareholders generally. The compensation committee believes that option grants are instrumental in motivating employees to meet our future goals. By working to increase our company's value, one of our primary performance goals is met and our executives are likewise compensated through option value.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

        As discussed above under "Employment Contracts and Retention Agreements," we have entered into an employment agreement with Dr. Yakatan which provides for an annual base salary of $300,000.

COMPENSATION ARRANGEMENTS GENERALLY

Overall, the compensation committee believes that the compensation arrangements for our executives serve our long term interests and our shareholders. In particular, the equity/option positions of executives are an important factor in retaining and attracting key executives. Nonetheless, the compensation committee intends to continue to review and analyze its policies in light of our performance and development and the environment in which we compete for executives and to retain outside compensation consultants from time to time to assist the compensation committee in such review and analysis.

                                                          Compensation Committee


                                                Dennis J. Carlo, Ph.D., Chairman
                                                               George P. Rutland
                                                                 Joseph E. Smith

                                                                January 14, 2000



        The foregoing reports of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporates this information by reference, and shall not otherwise be deemed filed under these acts.


                          BOARD AUDIT COMMITTEE REPORT


        In September 1998, we established a charter for the audit committee, which includes the overall authorities and responsibilities of the committee. In general, the audit committee oversees our accounting and financial reporting policies and controls and reports all actions taken by the committee to the board of directors. The audit committee is the board of directors' principal agent in ensuring the independence of our independent auditors, the integrity of internal controls, and the adequacy of disclosures under the Securities and Exchange Commission. The audit committee recommends to the board of directors the retention or replacement of the independent auditors. The audit committee also reviews with the independent auditor prior to the auditor's annual audit of our financial records, the scope and general extent of the auditor's examination including the auditor's engagement letter, factors considered by the auditors in detailing the scope of the audit, and the auditor's fees. Upon completion of the audit, the audit committee reviews with our senior management and our auditors, the results of the audit.



                                                      Kenneth E. Olson, Chairman
                                                               Michael W. George
                                                                 James B. Glavin

                                                                January 14, 2000

                                PERFORMANCE GRAPH

        The graph below compares the cumulative total shareholder return on our Class A Common Stock from September 30, 1994 to September 30, 1999 with the cumulative total return of the NASDAQ U.S. Index and the NASDAQ Pharmaceutical Index over the same period.

                             AVANIR PHARMACEUTICALS

                 COMPARISON OF FIVE YEAR CUMULATIVE SHAREHOLDER TOTAL RETURN*
              AMONG AVANIR PHARMACEUTICALS (1), THE NASDAQ STOCK MARKET-US INDEX
                       AND THE NASDAQ PHARMACEUTICAL INDEX


                                    [[CHART]]


                                         9/94    9/95    9/96    9/97    9/98     9/99
         -----------------------------   ----    ----    ----    ----    ----     ----
         AVANIR Pharmaceuticals (1)       100     190      71      96      44       11
         NASDAQ Stock Market (U.S.)       100     138     164     225     229      372
         NASDAQ Pharmaceutical            100     148     178     199     171      289

----------

(1) Before November 20, 1998, we operated under the name, LIDAK Pharmaceuticals and traded on the Nasdaq National Market under the symbol LDAKA. On November 25, 1998, our trading symbol became AVNR. On September 20, 1999, our stock began trading on the OTC Bulletin Board.

* The graph assumes that $100.00 was invested in our Class A Common Stock and in each index on September 30, 1994.

** The total return for our Class A Common Stock and the indices used assumes the reinvestment of dividends. No dividends have been declared on our Class A Common Stock.

        In accordance with SEC regulations, this chart is not "soliciting material", is not deemed filed with the SEC, and is not to be incorporated by reference in any filing of ours under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                 OTHER BUSINESS

        We know of no other matters to be submitted at the annual meeting. If any other matters are properly brought before the annual meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any shareholder to nominate a candidate or to submit a proposal for other business to be acted upon at the annual meeting, he or she must provide our corporate secretary with not less than sixty (60) days' advance written notice in the form prescribed by our bylaws.

                      SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

        We must receive shareholder proposals intended to be presented at next year's annual meeting at our principal office no later than October 2, 2000. These proposals must satisfy the conditions established by the SEC for shareholder proposals to be included in our proxy statement for that meeting.

        Shareholders who intend to present a shareholder proposal at next year's annual meeting that is not discussed in the related proxy materials should notify us of the proposal on or before December 17, 2000. Otherwise, the individuals who have been designated as proxies in connection with next year's annual meeting will have discretionary authority to vote for or against these proposals.


                                    FORM 10-K

        We are mailing a copy of our annual report for the fiscal year ended September 30, 1999 with this proxy statement to shareholders entitled to notice of the annual meeting. At any shareholder's written request, we will provide without charge, a copy of our annual report on Form 10-K for the fiscal year ended September 30, 1999, as filed with the Securities and Exchange Commission, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $0.20 per page will be made. Requests should be sent to Investor Relations, AVANIR Pharmaceuticals, 9393 Towne Centre Drive, Suite 200, San Diego, California, 92121.

        Each shareholder is urged to complete, date, sign and promptly return the enclosed proxy card.

                                             By Order of the Board of Directors,

                                                               [AVANIR LOGO]

                                                           /s/ Gregory P. Hanson
                                                                       Secretary



                                                           San Diego, California

                                  ATTACHMENT A

                             AVANIR PHARMACEUTICALS
                             2000 STOCK OPTION PLAN


SECTION 1. ESTABLISHMENT AND PURPOSE.

        This Plan was established in 1999 to offer selected Employees, directors, advisors and Consultants an opportunity to acquire a proprietary interest in the success of AVANIR Pharmaceuticals, a California corporation (the "Company"), or to increase such interest, by purchasing Shares of the Company's common stock. This Plan provides for the grant of Options to purchase Shares. Options granted under this Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code. This Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act.


SECTION 2 . DEFINITIONS.

        (a)"Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

        (b)"Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c)"Committee" shall mean a committee of the Board of Directors, consisting of Nonemployee Directors as appointed by the Board of Directors from time to time, or, if no such committee is appointed, all members of the Board of Directors described in Section 3(a) of this Plan.

        (d)"Company" shall mean AVANIR Pharmaceuticals, a California corporation.

        (e)"Consultant" shall mean any individual who is (i) a member of the Board of Directors but who is not an Employee, (ii) an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary or (iv) an independent contractor who performs services for the Company or a Subsidiary.

        (f)"Employee" shall include every individual performing Service to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code and the applicable regulations thereunder.

        (g)"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (h)"Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

        (i)"Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

               (1) If Stock was traded over-the-counter (OTC) on either the OTC Bulletin Board or the NASDAQ Smallcap Market on the date in question and was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the OTC Bulletin Board or the NASDAQ system for such date;

               (2) If Stock was traded on a national market exchange on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system or the American Stock Exchange (AMEX) for such date;

               (3) If Stock was traded on any other stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transaction report for such date; and

               (4) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 260.140.50, Title 10 of the California Code of Regulations, or with respect to the determination of Fair Market Value in connection with the exercise of any Options granted to Nonemployee Directors under Section 4(b) of this Plan, by an independent appraiser selected by the Committee in its sole discretion.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

        (j) "ISO" shall mean an incentive stock option described in Section 422(b) of the Code.

        (k) "Nonemployee Director" shall mean a member of the Board of Directors who (i) is not currently an officer or Employee of the Company or a parent or Subsidiary of the Company, (ii) has not received compensation for serving as a Consultant or in any other non-director capacity or had an interest in any transaction with the Company or a parent or Subsidiary of the Company that would exceed the $60,000 threshold for which disclosure would be required under Item 404(a) of Regulation S-K, or (iii) has not been engaged through another party in a business relationship with the Company which would be disclosable under Item 404(b) of Regulation S-K. If the Board of Directors determines that compliance with Section 162(m) of the Code is desirable, then the term "Nonemployee Director" shall also be interpreted to satisfy the definition of "outside director" under Section 162(m) and applicable regulations issued pursuant thereto.

        (l) "Nonstatutory Option" shall mean a Stock Option not described in Sections 422(b) or 423(b) of the Code.

        (m) "Option" shall mean an ISO or Nonstatutory Option granted under this Plan and entitling the holder to purchase Shares.

        (n) "Optionee" shall mean an individual who holds an Option.

        (o) "Plan" shall mean the 2000 Stock Option Plan of the Company, as amended.

        (p) "Service" shall mean service as an Employee or Consultant.

        (q) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 of this Plan (if applicable).

        (r) "Stock" shall mean the Common Stock of the Company.

        (s) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

        (t) "Stock Purchase Agreement" shall mean the Notice of Exercise and Stock Purchase Agreement to be delivered by an Optionee to the Company upon exercise of an Option.

        (u) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding Stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of this Plan shall be considered a Subsidiary commencing as of such date.

        (v) "Taxes" shall mean the term defined in Section 6(d)(1) of this Plan.

        (w) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3.  ADMINISTRATION.

        (a) Committee Membership. This Plan shall be administered by the Committee. The Committee shall be comprised either (i) solely of Nonemployee Directors of the Company and shall have at least two members or (ii) of the entire Board of Directors if no such committee is appointed. The Committee shall meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act. The Board of Directors may appoint a separate committee of the Board of Directors, comprised of two or more directors of the Company who need not be Nonemployee Directors, who may administer this Plan with respect to Employees or Consultants who are not officers or directors of the Company or incoming new directors of the Company, may grant Options under this Plan to such persons and may determine the timing, number of Shares subject to such Options and other terms of such grants.

        (b) Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee's members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all of the Committee's members, shall be valid acts of the Committee.

        (c) Committee Responsibilities. Subject to the provisions of this Plan, and without further approval of the Board of Directors, the Committee shall have full authority and discretion to take the following actions:

               (1) To interpret this Plan and to apply its provisions;

               (2) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

               (3) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

               (4) To determine when Options are to be granted under this Plan;

               (5) To select the Optionees;

               (6) To determine the number of Shares to be made subject to each Option;

               (7) To prescribe the terms and conditions of each Option, including, without limitation, the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

               (8) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

               (9) To accelerate or defer, with the consent of the Optionee, the exercise date of any Option;

               (10) With the consent of the Optionee, to reprice, cancel and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee;

               (11) To prescribe the consideration for the grant of each Option or other right under this Plan and to determine the sufficiency of such consideration; and

               (12) To take any other actions deemed necessary or advisable for the administration of this Plan.

        All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to this Plan, any Option, or any other right to acquire Shares under this Plan.

SECTION 4. ELIGIBILITY.

        (a) General Rule. Employees and Consultants shall be eligible to receive Options. However, only Employees shall be eligible for the grant of ISOs.

        (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of Outstanding Stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an Option unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of the Shares underlying such Option on the date of grant of such Option and (ii) if such Option is an ISO, such ISO is not exercisable after the expiration of five years from the date of grant.

        (c) Attribution Rules. For purposes of Subsection (b) above, in determining Stock ownership, an Employee shall be deemed to own the Stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall be counted in the determination of Stock ownership for purposes of the above Subsection (b).

        (d) Outstanding Stock. For purposes of Subsection (b) above, "Outstanding Stock" shall include all Stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include Shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO THIS PLAN.

        (a) Basic Limitation. Shares subject to Options granted under this Plan shall be authorized but unissued Shares. The aggregate number of Shares which may be issued under this Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,300,000 Shares, subject to adjustment pursuant to Section 8 of this Plan. The number of Shares which is subject to Options or other rights outstanding at any time under this Plan shall not exceed the number of Shares which then remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

        (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purpose of this Plan.

        (c) Limitation on Grants. The maximum number of Shares as to which Options shall be granted to any single Optionee shall not exceed 500,000 Shares.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

        (a) Stock Option Agreement. Each grant of an Option under this Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions which are not inconsistent with this Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under this Plan need not be identical.

        (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8 of this Plan. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

        (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant of the Option, except as otherwise provided in Section 4(b) of this Plan. The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 7 of this Plan.

        (d) Withholding Taxes. The Company's obligation to deliver Shares or cash upon the exercise of Options shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

                (1) In the event that the Company or a Subsidiary determines that it is required to withhold federal, state, foreign or local taxes or social security/insurance amounts in connection with the grant or exercise of an Option or the disposition of Shares pursuant to the exercise of an Option (collectively, the "Taxes"), the Optionee or any person succeeding to the rights of the Optionee, as a condition to such grant, exercise or disposition, may be required to make arrangements satisfactory to the Company or such Subsidiary to enable it to satisfy such withholding requirements. Alternatively, at its discretion, the Company may issue or transfer Shares net of the number of Shares sufficient to satisfy the withholding requirements, with such Shares valued as of the date the withholding obligation is incurred.

                (2) The Committee may also, in its discretion and applying relevant law in accordance with the provisions of this Section 6(d) and such supplemental rules as the Committee may from time to time adopt, require as a condition of delivery of the Shares upon exercise of Options, that the Optionee remit to the Company an amount in cash or check sufficient to satisfy the Taxes.

                (3) The Committee may, in its discretion and in accordance with the provisions of this Section 6(d) and such supplemental rules as the Committee may from time to time adopt, provide any or all Optionees holding Nonstatutory Options with the right to use Shares in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such Optionees in connection with the exercise of their Options (the "Taxes"). The Optionee holding a Nonstatutory Option may be provided with the election to have the Company withhold, from the Shares otherwise issuable upon the exercise of such Nonstatutory Option, a portion of such Shares with an aggregate Fair Market Value equal to the designated percentage (up to 100% as specified by the Optionee) of the applicable Taxes. Any such withholding election shall be subject to the following terms and conditions:

                        (i) The election must be made on or before the date the amount of the Taxes incurred by the Optionee in connection with the exercise of the Option is determined (the "Tax Determination Date").

                        (ii) The election shall be irrevocable.

                        (iii) The election shall be subject to the approval of the Committee and none of the Shares for which the Option is exercised shall be withheld in satisfaction of the Taxes incurred by the Optionee in connection with such exercise, except to the extent the election is approved by the Committee.

                        (iv) The Shares withheld pursuant to the election shall be valued at Fair Market Value on the Tax Determination Date.

                        (v) In no event may the number of Shares requested to be withheld exceed in value the dollar amount of Taxes incurred by the Optionee in connection with the exercise of the Nonstatutory Option.

                        (vi) If the withholding election is to be made by an Optionee who is at the time an officer or director of the Company subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act, then the following limitations, in addition to the preceding provisions of this Section 6(d), shall also be applicable:

                                (A) The election shall not become effective at
any time prior to the expiration of the six month period measured from the later of the grant date of the Nonstatutory Option to which such election pertains or the actual grant date of the withholding election, and no Shares shall accordingly be withheld in connection with any Tax Determination Date which occurs before the expiration of such six month period.

                                (B) The election must be effected in accordance
with either of the following guidelines: (1) the election must be made six months or more prior to the Tax Determination Date, and (2) the exercise of such election and the exercise of the Nonstatutory Option to which such election relates must occur concurrently within a quarterly "window" period. Quarterly window periods shall begin on the third business day following the date of public release of each quarterly or annual summary statement of the Company's sales and earning and end on the earlier of the 12th business day following such release date or the Tax Determination Date.

                                (C) The six month period specified in clauses
(A) and (B) shall not be applicable in the event of the Optionee's death or disability.

        (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee in its sole discretion; provided, however, that the Optionee's right to exercise the Option shall be at the rate of at least 20% per year over five years from the date when the Option is granted. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability or retirement or other events determined from time to time by the Committee. The Stock Option Agreement shall also specify the term of the Option, which term shall not exceed ten years from the date of grant. Subject to the preceding sentence, the Committee in its sole discretion shall determine when an Option is to expire. An Option shall be deemed exercised when the Company receives from the Optionee (i) an executed Stock Purchase Agreement in accordance with the terms of the Option by the person entitled to exercise the Option and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder of the Company shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date when the stock certificate is issued, except as provided in Section 8 of this Plan. With respect to any ISOs granted under this Plan, the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Shares for which one or more Options granted to any Employee under this Plan (or any other option plan of the Company or its parent or Subsidiary corporations) may for the first time become exercisable as ISOs during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as ISOs shall be applied on the basis of the order in which such Options are granted. To the extent such dollar limitation is exceeded in any one calendar year, the Option shall nevertheless be exercisable for the excess number of Shares as a Nonstatutory Option.

        (f) Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

        (g) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than such Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

                (1) The expiration date determined pursuant to Subsection (e) above;

                (2) The date which is thirty (30) days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

                (3) The date which is six (6) months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

        (h) The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. For purposes of the foregoing provisions of this Subsection 6(g), the Optionee shall be deemed to be providing Service to the Company for so long as the Optionee renders Service on a periodic basis to the Company or a Subsidiary in the capacity of an Employee or Consultant. The Optionee shall be considered to be an Employee for so long as the Optionee remains in the employ of the Company or a Subsidiary.

        (i) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the

Committee). The foregoing notwithstanding, in the case of an ISO granted under this Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

        (j) Death of Optionee. If an Optionee dies while he or she is providing Service to the Company, then such Optionee's Option(s) shall expire on the earlier of the following dates:

                (1) The expiration date determined pursuant to Subsection (e) above; or

                (2) The date which is six (6) months after the Optionee's death.


All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

        (k) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 8 of this Plan.

        (l) Modification, Extension and Renewal of Options. Within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

        (m) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such transfer restrictions as the Committee shall determine so long as such restrictions do not unfairly prejudice the opportunity of the Optionee to receive the fair value of the applicable Shares under applicable law, in addition to any general restrictions that may apply to all holders of Stock. Options may not be transferred or assigned in any manner other than by will or by the laws of descent or distribution.

        (n) Rule 16b-3. Options granted to persons who are subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3 promulgated thereunder and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to this Plan's transactions.

SECTION 7. PAYMENT FOR SHARES.

        (a) General Rule. The entire Exercise Price of Shares issued under this Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

                (1) In the case of an ISO granted under this Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (in its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c) or (d) below; or

                (2) In the case of a Nonstatutory Option granted under this Plan, the Committee (in its sole discretion) may accept payment pursuant to Subsections (b), (c) or (d) below.

        (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under this Plan.

        (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any Taxes.

        (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any Taxes.

SECTION 8. ADJUSTMENT OF SHARES.

        (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the value of Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5 of this Plan, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

        (b) Reorganizations. In the event of any of the following transactions (a "Corporate Transaction"):

                (1) a merger or acquisition involving the Company in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                (2) sale, transfer or other disposition of all or substantially all of the assets of the Company or

                (3) any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions, then the exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares purchasable under such Option and may be exercised for all or any portion of such Shares. However, an outstanding Option under the Plan shall not be so accelerated if (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) such Option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the option at the time of the Corporate Transaction, or (iii) the acceleration of such Option is subject to other applicable limitations imposed by the Committee at the time of the grant. The determination of comparability under clauses (i) or (ii) above shall be made by the Committee and its determination shall be final, binding and conclusive. In connection with any such Corporate Transaction, the exercisability as an incentive stock option under the federal tax laws of any accelerated Options under the Plan shall remain subject to any applicable dollar limitation of Section 6(e). Except as provided below in this Subsection (b), upon the consummation of the Corporate Transaction, all outstanding Options under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding. If the Company is the surviving entity in any Corporate Transaction or the outstanding Options are to be assumed in connection with such Corporate Transaction, then each Option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would be issuable to the Optionee, upon consummation of such Corporate Transaction if the Option were exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable upon exercise of such Option shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of such Corporate Transaction shall be appropriately adjusted. The grant of Options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        (c) Reservation of Rights. Except as provided in this Section 8, an Optionee shall have no rights by reason of any subdivision or consolidation of Shares of Stock of any class, the payment of any dividend or any other increase or decrease in the number of Shares of Stock of any class. Any issue by the Company of Shares of Stock of any class, or securities convertible into Shares of Stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. SECURITIES LAWS.


        Shares shall not be issued under this Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 10. NO EMPLOYMENT RIGHTS.


        No provision of this Plan, nor any right or Option granted under this Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant or in any way to amend, modify, waive or terminate the Company's (or any Subsidiary's) right to terminate any person's Service at any time and for any reason.

SECTION 11. DURATION AND AMENDMENTS.

        (a) Term of this Plan. This Plan, as set forth herein, shall become effective December 2, 1999, the date when the Board of Directors adopted this Plan. Notwithstanding the foregoing, no Option granted under this Plan shall become exercisable unless and until this Plan shall have been approved by the shareholders of the Company. This Plan shall terminate automatically on the date which is ten (10) years after its initial adoption by the Board of Directors, December 2, 2009, and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b) Right to Amend or Terminate this Plan. The Board of Directors may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that any amendment of this Plan which: (i) materially increases the number of Shares available for issuance under this Plan (except as provided in Section 8 of this Plan); (ii) materially changes the class of persons who are eligible for the grant of ISOs; or (iii) if required by Rule 16b-3 (or any successor thereto) under the Exchange Act, would materially increase the benefits accruing to participants under this Plan or would materially modify the requirements as to eligibility for participation in this Plan, shall be subject to the approval of the Company's shareholders by the affirmative vote of the holders of a majority of the securities of the Company present, or represented and entitled to vote at a duly held shareholders' meeting. Shareholder approval shall not be required for any other amendment of this Plan.

        (c) Effect of Amendment or Termination. No Shares shall be issued or sold under this Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of this Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under this Plan.

SECTION 12. EXECUTION.


        To record the adoption of this Plan by the Board of Directors on as of December 2, 1999, the Company has caused its authorized officer to execute the same.

                                            AVANIR PHARMACEUTICALS,
                                            a California corporation



                                            By: /s/  GERALD J. YAKATAN, PH.D.
                                               ---------------------------------
                                               Gerald J. Yakatan, Ph.D.
                                               President and Chief Executive
                                               Officer

                             AVANIR PHARMACEUTICALS

                       9393 Towne Centre Drive, Suite 200
                        San Diego, California 92121-3016

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby constitutes and appoints Gerald J. Yakatan and Gregory P. Hanson, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of AVANIR Pharmaceuticals to be held at the Company's offices at 9393 Towne Centre Drive, Suite 200, San Diego, California 92121, on March 23, 2000, at 9:00 a.m., local time, and at any adjournments thereof, and to vote as designated.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:

- "FOR" THE ELECTION OF TWO DIRECTORS TO HOLD OFFICE UNTIL THE 2003 ANNUAL MEETING;
-       "FOR" THE APPROVAL OF THE 2000 STOCK OPTION PLAN;
-       "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION; AND
- "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP, AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


                      YOUR VOTE IS IMPORTANT! PLEASE VOTE.

                           (Continued on reverse side)

BACK OF CARD



1.      ____ FOR all nominees listed below except as marked to the contrary.

        ____ WITHHOLD AUTHORITY to vote for all nominees listed below.

                                                            Withhold Authority
                                                           For Specific Nominee
                                                           --------------------




        Nominees:     1.     Dennis J. Carlo, Ph.D.

                      2.     Edward J. Hennessy, Jr.

2.      TO APPROVE THE 2000 STOCK OPTION PLAN

               Vote For  ____       Vote Against  ____        Abstain  ____

3. TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION ("THE "ARTICLES) TO CONFORM THE ARTICLES WITH THE BYLAWS REGARDING THE DEFINITION OF A QUORUM FOR A MEETING OF THE SHAREHOLDERS.

               Vote For  ____       Vote Against  ____        Abstain  ____

4.      RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

               Vote For  ____       Vote Against  ____        Abstain  ____

and to vote on such other business as may properly come before the meeting

                        Dated:                    , 2000

                        Signature of Stockholder(s)

                        Signature of Stockholder(s)

                        Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     THANK YOU FOR VOTING